Exhibit 10

                                    ORDERED

Dated:  May 06, 2004
Matthew R.W. Waterman
State Bar No. 013124
WATERMAN & WATERMAN, P.C.
33 North Stone Avenue
Suite 2020
Tucson, Arizona 85701                            /s/  Eileen W. Hollowell
Tel:   (520)-382-5000                            -------------------------------
Fax:   (520)-629-9500                                 EILEEN W. HOLLOWELL
MRKW@watermanlaw.com                                  U.S. Bankruptcy Judge
                                                 -------------------------------
Attorneys for Examiner



                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF ARIZONA


In re                        )                Case No. 02-02219-TUC-EWH
                             )                     (Chapter 11)
HAMILTON AVIATION, INC.,     )
                             )
           Debtor            )          ORDER APPROVING SETTLEMENT
                             )          AGREEMENT
                             )
-----------------------------)


     Upon the Motion For Approval Of Settlement Agreement (the "Motion") filed by Matthew R.K. Waterman, as the attorney to Carla Keegan, the court appointed Examiner (the "Examiner") seeking approval of the settlement agreement by and between Hamilton Aviation, Inc. ("Seller") and Hamilton Aerospace Technologies, Inc. ("buyer"); and after proper notice to all parties entitled thereto pursuant to the rules of this Court having been provided; and no Objections to the Motion having been filed; and after due deliberation; and good cause appearing therefor:

     THE COURT HEREBY FINDS that Settlement Agreement is reasonable, necessary, and has provided value for the chapter 11 estate; and based thereupon

     IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that the Motion for approval of the settlement agreement be, and it hereby is approved.

DATED:
      ----------------------------


                                                  ------------------------------
                                                  Honorable Eileen W. Hollowell
                                                  United States Bankruptcy Judge